Net trading income (Tables)	12 Months Ended
Dec. 31, 2018
Net trading income
Net trading income
	2018	2017	2016
	£m	£m	£m
Net gains from financial instruments held for trading	3,292	2,388	2,426
Net gains from financial instruments designated at fair value	267	1,112	377
Net gains from financial instruments mandatorily at fair value	1,007	-	-
Own credit losses[a]	-	-	(35)
Net trading income	4,566	3,500	2,768

Note

a Following the early adoption of the own credit provisions of IFRS 9 on 1 January 2017, own credit on financial liabilities designated at fair value through profit and loss, which was previously reported in income statement, is now recognised in other comprehensive income.